UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D. C. 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 24, 2007

Commission File Number: 000-51760

EASY GOLF CORPORATION
 (Exact name of small business issuer as specified in its charter)

NEVADA	20-2815911
(State of Incorporation)	(I.R.S. EMPLOYER ID NO.)

3098 South Highland Drive, Suite #323 Salt Lake City, Utah	84106-6001
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

On May 24, 2007, Easy Golf Corporation issued a press release announcing that its licensor had obtained a federal patent from the U.S. Patent and Trademark Office on its golf improvement product known as The Swing-Channel® Golf Mat.  See Exhibit 99 attached hereto.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99   Press Release dated May 24, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASY GOLF CORPORATION

(Issuer)

Date:	May 24, 2007		/s/John Michael Coombs
		By:	John Michael Coombs
		Its:	President, Chief Executive Officer and CFO (Principal Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release announcing obtaining federal patent